NEW EMPLOYMENT AGREEMENT

         THIS   AGREEMENT  is  entered  into  by  and  between  Unico   American
Corporation, a Nevada corporation ("Employer") and Roger Platten ("Employee"), as follows:

         1.  EMPLOYMENT.   Employer  hereby  agrees  to  employ  Employee  as  a
             ----------
Consultant, subject to the terms, conditions and provisions of this Agreement. Employee hereby accepts such employment and agrees to devote up to eight (8) hours per day, as may be needed, and all of his knowledge and skill to his employment with Employer. In connection with the rendition of such services, Employee shall report to Cary L. Cheldin, or to such other person or persons as designated by Cary L. Cheldin or the Board of Directors of Employer and he shall perform those services as assigned consistent with his position.

         2.  PERFORMANCE  OF SERVICES.  During the term of his  employment  with
             ------------------------
Employer, Employee shall perform no act or fail to perform any act, the performance or absence of which is or will be disloyal to or in material derogation of the interests of Employer or any affiliate of Employer under any circumstances.

         3. COMPENSATION.
            ------------

            a.  Base Salary.  During the term of his employment, Employee shall
                -----------
be paid as follows:


         (1) From the commencement of the term of this Agreement until December 31, 2000, Employee shall be paid gross base salary at the same rate that he was being paid immediately prior to the termination of the Employment Agreement between Employee and Employer dated November 27, 1996;

         (2) From January 1, 2001 until the date of termination of this Agreement, Employee shall be paid a gross base salary of Two Hundred Thousand Dollars ($200,000.00) per year.

            b.  Guaranteed  Bonus.  The only bonus to which Employee is entitled
                -----------------
or will be paid is the Guaranteed Bonus referred to in Section 3a of the Agreement To Modify Employment and General Release of All Claims, executed concurrently herewith.

            c. Benefits.  During the term of his employment,  in addition to the
               --------
Guaranteed Bonus and Base salary referred to above, Employee shall be entitled to whatever employee benefits, if any, Employer elects to make available to its employees, provided that Employee meets all qualifications and eligibility requirements for employee benefits which Employer may periodically establish and which apply generally to Employer's employees. Employer shall have no obligation under this Agreement to provide any employee benefit to Employee that Employer elects to discontinue or that Employer does not make generally available to its employees or on terms more favorable than those generally applicable to Employer's employees as periodically modified by Employer. Further, during the term of this Agreement, Employee shall receive an automobile allowance in the sum of Two Hundred Fifty Dollars ($250.00) per month.


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

           d.  Continuing  Education.  During  the term of this  Agreement,  the
               ---------------------
Company will reimburse employee for continuing legal education expenses. Such expenses shall not include any expense for transportation, lodging or meals and shall be limited only to actual registration expenses not to exceed $50.00 per accredited hour of continuing legal education, up to a maximum of $1000.00.

         4. PRIOR EMPLOYMENT AGREEMENT TERMINATED.
            -------------------------------------

         Employee acknowledges and agrees that the Employment Agreement between he and the Company dated November 27, 1996, has been terminated and has no further force or effect.

         5. TERM AND TERMINATION OF EMPLOYMENT.
            ----------------------------------

         a. Term.  Employee's  employment  shall  expire  on  December 31, 2001,
            ----
unless sooner terminated by mutual agreement or pursuant to the provisions of this section 5, hereinbelow.

         b. Termination for Cause.  Employer may terminate this Agreement at any
            ---------------------
time without notice for cause. Cause of termination will be deemed to exist under the following circumstances: Employee commits any material acts of dishonesty; discloses confidential information; is guilty of carelessness or misconduct; neglects his duties under this Agreement; fails to follow the specific instructions of Employer; fails to or is incapable of discharging his duties; acts in any way that has a direct, substantial and adverse effect on Employer's reputation; or other good cause exists for termination.

         c. Compensation Upon Termination.   Upon  the termination of Employee's
            -----------------------------
employment, Employer shall only be obligated for compensation earned by the Employee through the date of termination. Thereafter, all employee benefits shall terminate.

         6. EMPLOYEE'S DUTY UPON TERMINATION. Upon the termination of employment
            --------------------------------
hereunder,  Employee  shall  forthwith  deliver  up to  Employer  all  lists  of customers, correspondence, accounts, records and "confidential information" as defined hereinbelow and any other documents or property made or held by him or under his control in relation to the business or affairs of Employer or any subsidiary or affiliate thereof, and no copy of any such confidential information or lists, correspondence, accounts, records, documents or property shall be retained by him or given to any third party.

         7. UNFAIR ADVANTAGE.
            ----------------

         a. Confidentiality. In order that Employer shall receive and be able to
            ---------------
maintain the benefit of the goodwill, trade secrets and confidential information that Employer enjoys in connection with its business, and recognizing that the covenants hereinafter set forth are not severable from such goodwill, and that trade secrets and confidential information are granted to Employer in order to protect the same, and in order to otherwise protect Employer's legitimate business interests, Employee agrees, during the term of this Agreement and upon termination of his employment with Employer and for the periods indicated below, that:


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

         (1) During the course of employment with Employer, Employee will have access to and gain knowledge of certain trade secrets and confidential information relative to the business affairs of Employer. For the purposes of the Agreement, "confidential information" shall mean any information relating to the business of Employer or any affiliate of Employer that has not previously been publicly released by duly authorized representatives of Employer and shall include, but shall not be limited to, Employer information or information of any affiliate of Employer encompassed in all drawings, reports, designs, plans, proposals, marketing and sales plans, training techniques, financial data, cost and pricing information, customer information including customer lists and files, and all methods, concepts or ideas in or reasonably related to the business of Employer or affiliates of Employer. Employee therefore acknowledges and agrees that:

         (2) Confidential information is both confidential and a trade secret, is not readily accessible to competitors of Employer, and shall be used by Employee for the sole benefit of Employer.

         (3) The confidential information has been compiled through and by use of Employer's ingenuity, time, marketing and product development strategies, pricing, policies, labor, expense, investigation and long experience rendering the confidential information a valuable asset of Employer, owned solely by Employer, and is part of its goodwill.

         (4) Actual use or divulging to others for their use of the confidential information in violation of the terms of this Agreement would be unfair use, to the Employer's extreme prejudice.

         (5) Employee agrees to regard and preserve as confidential all confidential information pertaining to the business of Employer or any affiliate of Employer that has been or may be obtained by the Employee in the course of his employment with Employer, whether he has such information in his memory or in writing or in other physical form. Employee will not, without written authority from Employer, use for his benefit or purposes, nor disclose to others, either during the term of his employment or thereafter, except as required by the conditions of his employment, any information concerning the business of Employer or any affiliate of Employer.

         (6) Employee agrees not to remove from the premises of Employer, except as an Employee in the pursuit of the business of Employer or any of its affiliates, or except as specifically permitted in writing by Employer, any equipment or document containing or reflecting any confidential information of Employer or any affiliate of Employer.

         b. Solicitation of Company  Employees.  Employee  recognizes and agrees
            ----------------------------------
that upon termination of employment with Employer, regardless of the reason, cause or occasion for such termination, Employee will not either directly or indirectly for a period of three (3) years next following the date of termination (or if this period shall be unenforceable by law, then for such periods as shall be enforceable) employ or seek to employ any person who is employed by Employer, nor shall he induce any such person to leave employment with Employer.


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


         c. Business Opportunities.   Employee agrees that during his employment
            ----------------------
hereunder he will not take any action that might divert from Employer or any subsidiary or affiliate of Employer an opportunity that would be within the scope of any of the present or future business thereof.


         d.  Breach.  In the  event of a breach  or  threatened  breach  of this
             ------
section 7, Employer shall be entitled to an injunction restraining such breach; but nothing herein shall be construed as prohibiting Employer from any other remedy as may be provided by law or in equity, together with such real and punitive damages as may be available. The remedies herein shall be cumulative one of the other and not exclusive; with the right of Employer to pursue such rights, remedies and privileges as it desires and in such order as it might elect.

         8. ASSIGNABILITY AND BINDING EFFECT.  This Agreement shall inure to the
            --------------------------------
benefit of and be binding upon Employer and Employee and their successors and assigns. The obligations of Employee may not be delegated, and Employee may not assign, transfer, pledge, encumber, hypothecate or otherwise dispose of any of his rights hereunder without the prior written consent of Employer, and any such attempted delegation or disposition shall be null and void and without effect and shall relieve Employer of any and all liability hereunder.

         9. MERGER OR CONSOLIDATION. In the event of the merger or consolidation
            -----------------------
of Employer with any corporation or corporations, or of the sale by Employer of a major portion of its assets or of its business and goodwill, this Agreement may be assigned and transferred to such successor in interest as an asset of Employer upon such assignee assuming Employer's obligations hereunder.

         10. NO CONFLICTING AGREEMENTS. Employee represents and warrants that he
             -------------------------
is not a party to any agreement, contract or understanding, whether of employment or otherwise, that would in any way restrict or prohibit him from undertaking or performing employment in accordance with the terms and conditions of this Agreement.

         11. GOVERNING LAW.  This Agreement  shall be subject to and governed by
             -------------
 the laws of California. Venue of any action arising from or related to this Agreement shall be in Los Angeles County, California.

         12. ENTIRE AGREEMENT.
             ----------------

         a. This Agreement constitutes the entire agreement between the parties and contains all of the agreements between the parties with respect to the subject matter hereof and supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof.

         b. No change or modification of this Agreement shall be valid unless the same shall be in writing and signed by Employee and Employer. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party or person to be charged.


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

         13.  SEVERABILITY.   In case  any one or more of the provisions of this
              ------------
Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected thereby.

         14. SECTION HEADINGS.  The section headings contained in this Agreement
             ----------------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15. NOTICES.  Any and all  notices  required  or  permitted  to be sent
             -------
hereunder shall be personally delivered or sent by certified or registered mail, return receipt requested, with postage prepaid, to the addresses as follows:

If to Employer:                 Unico American Corporation
                                23251 Mulholland Drive
                                Woodland Hills, CA 91364-2732
                                Attn.: Cary L. Cheldin, Executive Vice President

If to Employee:                 Roger Platten
                                P.O. Box 8632
                                Calabasas, CA 91372

Any party may, upon written notice to the other, change its address for receipt of notices.

         16. INJUNCTIVE  RELIEF.  It is understood and agreed by and between the
             ------------------
parties hereto that the services to be rendered by the Employee hereunder, and the rights and privileges granted to the Employer by the Employee hereunder, are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach of this Agreement will cause Employer great irreparable injury and damage. The Employee hereby expressly agrees that Employer shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of the Agreement by the Employee. This provision shall not, however, be construed as a waiver of any of the rights that Employer may have for damages or otherwise.

         17. ARBITRATION.
             -----------

               a. Arbitrable Claims. To the fullest extent permitted by law, all
                  -----------------
disputes between Employee (and his attorneys, successors, and assigns) and Company (and its Affiliates, shareholders, directors, officers, employees, agents, successors, attorneys, and assigns) relating in any manner whatsoever to the employment or termination of Employee, including, without limitation, all disputes arising under this Agreement, ("Arbitrable Claims") shall be resolved by arbitration. All persons and entities specified in the preceding sentence (other than Company and Employee) shall be considered third-party beneficiaries of the rights and obligations created by this Section on Arbitration. Arbitrable Claims shall include, but are not limited to, contract


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

(express or implied) and tort claims of all kinds, as well as all claims based on any federal, state, or local law, statute, or regulation, excepting only claims under applicable workers' compensation law and unemployment insurance claims. By way of example and not in limitation of the foregoing, Arbitrable Claims shall include (to the fullest extent permitted by law) any claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, and the California Fair Employment and Housing Act, as well as any claims asserting wrongful termination, harassment, breach of contract, breach of the covenant of good faith and fair dealing, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, defamation, invasion of privacy, and claims related to disability.


               b.  Procedure.  Arbitration  of  Arbitrable  Claims  shall  be in
                   ---------
accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association, in effect as of the date of this Agreement or as amended subsequently thereto ("AAA Employment Rules"), as augmented in this Agreement. Arbitration shall be initiated as provided by the AAA Employment Rules, although the written notice to the other party initiating arbitration shall also include a statement of the claim(s) asserted and the facts upon which the claim(s) are based. Arbitration shall be final and binding upon the parties and shall be the exclusive remedy for all Arbitrable Claims. Either party may bring an action in court to compel arbitration under this Agreement and to enforce an arbitration award. Otherwise, neither party shall initiate nor prosecute any lawsuit or administrative action in any way related to any Arbitrable Claim. All arbitration hearings under this Agreement shall be conducted in Los Angeles County, California. The interpretation and enforcement of this agreement to arbitrate shall be governed by the California Arbitration Act. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ARBITRABLE CLAIMS, INCLUDING WITHOUT LIMITATION ANY RIGHT TO TRIAL BY JURY AS TO THE MAKING, EXISTENCE, VALIDITY, OR ENFORCEABILITY OF THE AGREEMENT TO ARBITRATE.

              c. Arbitrator Selection.  All disputes involving Arbitrable Claims
                 --------------------
shall be decided by a single arbitrator. The arbitrator shall be selected by mutual agreement of the parties within thirty (30) days of the effective date of the notice initiating the arbitration. If the parties cannot agree on an arbitrator, then the complaining party shall notify the AAA and request selection of an arbitrator in accordance with the AAA Employment Rules.

              d. Authority Of Arbitrator,  Discovery And  Arbitration  Fees. The
                 -----------------------
arbitrator shall have exclusive authority to resolve all Arbitrable Claims, including, but not limited to, any claim that all or any part of this Agreement is void or unenforceable. Parties to arbitration proceedings under this Agreement shall have the right to conduct discovery utilizing all discovery procedures available in civil actions brought in the Superior Court of California. The arbitrator shall have authority to enforce all rights, remedies, procedures, duties, liabilities and obligations arising under said discovery procedures and to impose all sanctions and penalties as can be imposed in like circumstances in a civil action brought in the Superior Court of California. The arbitrator shall issue a written decision and shall have authority to award equitable relief, money damages, costs, and reasonable attorney's fees to the greatest extent permitted by law, including, but not limited to, any remedy or relief available in a civil action. The fees of the arbitrator and all expenses of the arbitration shall be paid by Company. Each party shall pay his/its own attorney's fees unless otherwise provided by law.

         18. ATTORNEYS' FEES.   Should  any litigation be commenced  between the
             ----------------
parties hereto or their personal representatives to enforce any provision of this Agreement or the rights and duties of any person in relation thereto, including the right to arbitrate, the prevailing party in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for their or his attorneys' fees in such litigation or in a separate action brought for that purpose.

         19. EMPLOYEE  ACKNOWLEDGMENT.  Employee  hereby  acknowledges  that  he
             ------------------------
has read this Agreement and understands the provisions contained herein. Employee further acknowledges that he has been advised to seek independent legal and tax advice with regard to the matters set forth herein.

         20. REVOCATION.   Concurrently  with  the  execution of this Agreement,
             ----------
Employee and Company have executed an Agreement to Modify Employment and General Release of All Claims ("Release"). Paragraph 6(g) of the Release provides that Employee "shall have a period of seven (7) days following the execution of this [Release] to revoke this [Release] and it shall not become effective or enforceable until the revocation period has expired." In the event that Employee revokes the Release within the seven (7) day period referred to therein, this New Employment Agreement shall be deemed to have been concurrently revoked.

DATED:  December 21, 2000         \s\Roger Platten
                                  -----------------
                                  Roger Platten, Employee


                                  UNICO AMERICAN CORPORATION

                                  By: /s/ Erwin Cheldin
                                  ---------------------
                                  Erwin Cheldin, President
                                  Employer


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